Exhibit 99.1




                               ESCROW AGREEMENT
                                   (FIRST)

                                 by and among

                       PLAINTIFFS AND PLAINTIFF CLASS IN
                       ENGLE v. R.J. REYNOLDS TOBACCO CO.,
                       -----    -------------------------
                CASE NO. 94-08723 CA 22 (Kaye) (Fla. Cir. Ct.),

                           PHILIP MORRIS INCORPORATED,

                              LORILLARD TOBACCO CO.,

                               LIGGETT GROUP INC.,

                                     and

                             THE BANK OF NEW YORK

                           Dated as of May 16, 2001




     This ESCROW AGREEMENT, dated as of the 16th day of May, 2001 (this "Escrow Agreement"), is by and among the plaintiffs and the plaintiff class that has been certified in Engle v. R.J. Reynolds Tobacco Co., Case No. 94-
                           -----    -------------------------
08723 CA 22 (Fla. Cir. Ct.) (the "Action," and such plaintiffs and such plaintiff class collectively, the "Class"), PHILIP MORRIS INCORPORATED ("Philip Morris"), LORILLARD TOBACCO CO. ("Lorillard"), LIGGETT GROUP INC. ("Liggett," and together with Philip Morris and Lorillard, the "Contributing Defendants"), and THE BANK OF NEW YORK (the "Escrow Agent").

     WHEREAS, on November 3, 2000, the Eleventh Judicial Circuit Court, Dade County, Florida (the "Court") entered a judgment in the Action against each of the Contributing Defendants;

     WHEREAS, the Class, through its counsel identified in the signature blocks to this Agreement ("Class Counsel"), and the Contributing Defendants have entered into a Stipulation and Agreed Order Regarding Stay of Execution Pending Review and Related Matters (the "Stipulation") and the Court has approved such Stipulation and adopted it as an order of the Court;

     WHEREAS, the Class and the Contributing Defendants agree that this Agreement is substantially similar to the form of the Escrow Agreement attached as Exhibit A to the Stipulation; and

     WHEREAS, this is therefore the "First Escrow Agreement" referred to in the Stipulation;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Stipulation, the parties hereto agree as follows:

     SECTION 1.  Appointment of Escrow Agent.  The Class and the Contributing
                 ---------------------------
Defendants hereby appoint The Bank of New York to serve as Escrow Agent under this Agreement on the terms and conditions set forth herein, and the Escrow Agent, by its execution hereof, hereby accepts such appointment and agrees to perform the duties and obligations of the Escrow Agent as set forth herein.

     SECTION 2.  Defined Terms.  As used in this Agreement, the following
                 -------------
terms shall have the meanings specified in this Section 2 (it being understood that defined terms in this Agreement shall include in the singular number the plural and in the plural the singular):

     "Account" shall have the meaning specified therefor in Section 3(c).
      -------

     "Agreement" shall mean this Escrow Agreement (First), as the
      ---------
same may be amended, modified or supplemented.

     "Authorized Officer" shall mean a person authorized to sign
      ------------------
notices, instructions and other communications on behalf of a Contributing Defendant as evidenced by an authorization certificate in the form of Exhibit 2 delivered by such Contributing Defendant to the Escrow Agent. A Contributing Defendant may amend its authorization certificate from time to time by delivering a new authorization certificate in the form of

Exhibit 2 to the Escrow Agent, and each new such authorization certificate shall supersede all prior authorization certificates from such Contributing Defendant.

     "Business Day" shall mean any day excluding Saturday, Sunday
      ------------
and any day which shall be in the City of New York, New York or the City of Miami, Florida a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

     "Class Counsel" shall have the meaning specified therefor in
      -------------
the WHEREAS clauses above.

     "Class Deposited Funds" shall mean the funds deposited
      ---------------------
pursuant to Section 3(a) and all Income earned thereon, less all amounts from time to time disbursed therefrom in accordance with this Agreement.

     "Completion of Review" shall have the meaning specified
      --------------------
therefor in the Stipulation.

     "Court" shall have the meaning specified therefor in the
      -----
WHEREAS clauses above.

     "Eligible Money Market Funds" shall mean money market mutual
      ---------------------------
funds, the investments of which may include but are not limited to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank instruments, corporate debt securities issued by U.S. or foreign companies, commercial paper, demand instruments, adjustable rate obligations, asset-backed securities, restricted securities and fully collateralized repurchase agreements, provided that any such money market mutual fund shall (a) be subject to
-------- ----
the requirements of the Investment Company Act of 1940, as amended, (b) have net assets of not less than $2,500,000,000 and (c) have a rating from Standard & Poor's of not less than "AAA."

     "Income" shall mean all interest, profits and other
      ------
investment income earned on any Class Deposited Funds.

     "Judgment" shall have the meaning specified therefor in the
      --------
Stipulation.

     "Order" shall mean a copy of an order of the Court,
      -----
certified as accurate and complete by the Clerk of the Court.

     "Relevant Account" shall have the meaning specified therefor
      ----------------
in Section 3(c).

     "Relevant Contributing Defendant" shall have the meaning
      -------------------------------
specified therefor in Section 3(c).

     "Relevant Income Period" shall mean with respect to each (a)
      ----------------------
April 10 Tax Disbursement Payment Date, the immediately preceding December 1 through March 31 period, (b) June 10 Tax Disbursement Payment Date, the immediately preceding April 1 through May 31 period, (c) September 10 Tax Disbursement Payment Date, the immediately preceding June 1 through August 31 period, and (d) December 10 Tax Disbursement Payment Date, the immediately preceding September 1 through November 30 period.

     "Stipulation" shall have the meaning specified therefor in
      -----------
the WHEREAS clauses above.

     "Tax Disbursement Payment Date" shall mean each April 10,
      -----------------------------
June 10, September 10 and December 10 (or, if any such day is not a Business Day, the next following Business Day) occurring after the date of this Agreement until such time as no Class Deposited Funds are held in Escrow hereunder.

     "Tax Rate" shall mean, with respect to (a) any disbursement
      --------
on a Tax Disbursement Payment Date in accordance with Section 5, a percentage equal to the sum of (i) the maximum marginal federal corporate tax rate (such rate being 35% as of the date of this Agreement) in effect on last day of the Relevant Income Period, plus (ii) 4.472 percentage points, and (b) any disbursement in accordance with Section 6(a)(i), a percentage equal to the sum of (x) the maximum marginal federal corporate tax rate in effect on the date of such disbursement, plus (y) 4.472 percentage points. The Tax Rate as of the date of this Agreement is 39.472%.

     SECTION 3.  Escrow and Accounts.  (a)  On May 21, 2001, the Class shall
                 -------------------
deposit to the applicable account specified in Exhibit 3(a) the sum of $606,273,077. The Class shall satisfy such obligation by directing the Contributing Defendants to make such deposit in accordance with paragraph 3 of the Stipulation. The Escrow Agent shall have no duty to solicit the Class Deposited Funds.

     (b) The Class Deposited Funds shall be held for the benefit of the Class and disbursed only in accordance with the terms of this Agreement. The Class Deposited Funds constitute the "Escrow" and shall be held by the Escrow Agent separate and apart from all other funds and accounts of the Escrow Agent, the Class and the Contributing Defendants.

     (c) The Escrow Agent shall allocate the Class Deposited Funds deposited in accordance with Section 3(a) among the following separate accounts (each, an "Account"), representing the amount of the Class Deposited Funds deposited by each Contributing Defendant on behalf of the Class, as follows:


                           Account              Amount
                           -------              ------

                         Account A           $500,000,000
                         Account B           $100,000,000
                         Account C           $  6,273,077

The term "Relevant Account" shall mean (i) with respect to Philip Morris, Account A, (ii) with respect to Lorillard, Account B and (iii) with respect to Liggett, Account C. The term "Relevant

Contributing Defendant" shall mean (x) with respect to Account A, Philip Morris, (y) with respect to Account B, Lorillard and (z) with respect to Account C, Liggett.

     (d) The Class Deposited Funds shall include the Income earned on such funds, including all Income earned on Income. All Income earned on the Class Deposited Funds in an Account shall be allocated to such Account.

     (e) The Class shall deposit from time to time (i) into Account B, funds in an amount equal to the interest and other investment income (the "Outside Interest") paid by Lorillard for the benefit of the Class in accordance with paragraph 3(b) of the Stipulation and (ii) into Account C, funds in an amount equal to the Outside Interest paid by Liggett for the benefit of the Class in accordance with paragraph 3(b) of the Stipulation. The Class shall satisfy such obligation by directing Lorillard and Liggett to make such deposits in accordance with paragraph 3(b) of the Stipulation. The Escrow Agent shall have no duty to solicit the funds to be deposited in accordance with this Section 3(e) or to verify that the amount thereof complies with the requirements of the Stipulation. Notwithstanding anything to the contrary in this Agreement, all funds that are deposited in an Account shall be deemed to be Income earned in such Account during the Relevant Income Period with respect to the Tax Disbursement Payment Date next following the date of such deposit.

     (f) The Class Deposited Funds shall be retained in the Escrow, and shall not be disbursed to or accessible by the Court, the Class or any member thereof, any Contributing Defendant, any of the representatives of any of the foregoing, or any other person or entity, except in each case as provided in Sections 5, 6 and 7.

     SECTION 4. Investment of Escrow.  (a)  The Escrow Agent shall invest and
                --------------------
reinvest all funds in each Account in either (i) direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America or any agency thereof, maturing no more than 91 days after the date of acquisition thereof,
(ii) repurchase agreements fully collateralized by securities described in clause (i) above and with a counterparty whose long-term debt securities are rated "AA" or higher by Standard & Poor's and "Aa" or higher by Moody's, and/or (iii) Eligible Money Market Funds, provided that the investment in any
                                          -------- ----
Eligible Money Market Fund shall not constitute more than 5% of the total assets of such Eligible Money Market Fund at the time of investment.

     (b) Each reference in this Agreement to a rating from Standard & Poor's or Moody's shall be construed as an equivalent rating by another nationally recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating debt and if one (but not both) of Standard & Poor's and Moody's is not then in the business of rating debt the required rating from the corporation still in such business shall suffice for purposes of this Section 4.

     (c) Obligations purchased as an investment of monies credited to any Account shall be deemed at all times to be a part of such Account and the Income earned or losses suffered with respect to such investments (including, without limitation, any penalty for any liquidation of an investment required to fund a disbursement to be charged to such Account) shall be credited or charged, as the case may be, to, such Account.

     (d) In choosing among the investment options described in clauses (i),
(ii) and (iii) of Section 4(a) with respect to the Class Deposited Funds in any Account, the Escrow Agent shall comply with any written instructions received from time to time from Class Counsel. In the absence of such instructions, the Escrow Agent shall invest in accordance with clause (i) of
Section 4(a).

     (e) The Escrow Agent shall have the right to liquidate any investments held hereunder in order to provide funds necessary to make required disbursements under this Escrow Agreement. None of the Escrow Agent, the Class, Class Counsel or any Contributing Defendant shall have any liability for any loss sustained as a result of any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity in order to make a payment required under this Agreement.

     SECTION 5. Disbursements for Payment of Taxes.  On each Tax Disbursement
                ----------------------------------
Payment Date, the Escrow Agent shall disburse from each Account to the Relevant Contributing Defendant an amount equal to the product of the Tax Rate and the Income earned (or deemed earned) in such Account during the Relevant Income Period.

     SECTION 6. Other Disbursements.  (a)  On the fifteenth Business Day after
                -------------------
receipt by the Escrow Agent of an Order stating that Completion of Review has occurred with respect to a Contributing Defendant and that such Contributing Defendant is obligated to pay on account of the punitive damages component of the Judgment an amount (whether zero or some larger amount) set forth in any of paragraphs 12(a)(i)-(iv) of the Stipulation, the Escrow Agent shall, unless a Protest is in effect:

     (i) disburse from the Relevant Account to such Contributing Defendant an amount equal to the product of the Tax Rate and the Income earned (or deemed earned) in such Account during the period (A) commencing on the day next following the end of the most recent Relevant Income Period in respect of which a disbursement was made from such Account pursuant to Section 5 and (B) ending on the date of the disbursement from such Account pursuant to this Section 6(a)(i); and

     (ii) disburse all other Class Deposited Funds in the Relevant Account for the benefit of the Class.

     (b) On the fifteenth Business Day after receipt by the Escrow Agent of
(i) an Order stating that the Stipulation has been canceled and terminated as to a Contributing Defendant or (ii) an Order stating that the Stipulation is cancelable and terminable at the option of a Contributing Defendant and a written notice signed by such Contributing Defendant stating that such Contributing Defendant is exercising such option, the Escrow Agent shall, unless a Protest is in effect, disburse to such Contributing Defendant all amounts in the Relevant Account. Following any such disbursement pursuant to this Section 6(b), such Contributing Defendant shall be released from all of its obligations under this Agreement and the Class shall be released from all of its obligations under this Agreement to such Contributing Defendant; provided, however, that such Contributing Defendant shall remain liable for
--------  -------
any amounts owing by it under this Agreement to the Escrow Agent that are attributable to a period on or prior to the date of such disbursement.

     (c) On the fifteenth Business Day after receipt by the Escrow Agent of an Order stating that the Stipulation is cancelable and terminable at the option of the Class in accordance with paragraph 27 of the Stipulation and a written notice signed by Class Counsel stating that the Class is exercising such option, the Escrow Agent shall, unless a Protest is in effect, disburse all amounts in each Account to the Relevant Contributing Defendant. Following any such disbursement pursuant to this Section 6(c), each Contributing Defendant shall be released from all of its obligations under this Agreement and the Class shall be released from all of its obligations under this Agreement; provided, however, that the Class and each Contributing Defendant shall remain
--------  -------
liable for any respective amounts owing by them under this Agreement to the Escrow Agent that are attributable to a period on or prior to the date of such disbursement.

     (d) On the fifteenth Business Day after receipt by the Escrow Agent of an Order stating that the Stipulation is to be adjusted pursuant to paragraph 19 thereof as to a Contributing Defendant (an "Order of Adjustment"), unless a Protest is in effect: (i) the Escrow Agent shall disburse to such Contributing Defendant from the Relevant Account such amounts, if any, as are specified in such Order of Adjustment to be paid to such Contributing Defendant; and (ii) the parties shall enter into an amendment to this Agreement as to the Class and such Contributing Defendant to effect such changes as may be necessary to cause the provisions of this Agreement to be consistent with such Order of Adjustment.

     (e) Notwithstanding any other provision of this Agreement, within one Business Day of receipt by the Escrow Agent of written instructions signed by Class Counsel and a Contributing Defendant instructing disbursement of the funds, or a portion thereof, in the Relevant Account, the Escrow Agent shall disburse such funds in accordance with the terms of such instructions.

     (f) A "Protest" shall be deemed in effect for purposes of this Agreement with respect to a disbursement from an Account if Class Counsel or the Relevant Contributing Defendant has provided to the Escrow Agent either:

     (i) (x) written notice signed by Class Counsel or such Contributing Defendant, as the case may be, stating that the Order (including, if applicable, an Order of Adjustment) required to be delivered to the Escrow Agent in connection with such disbursement (the "Disbursement Order") has been stayed, reversed, vacated or otherwise rendered without present legal force and effect by the Court, the Third District Court of Appeal of Florida, the Florida Supreme Court or the United States Supreme Court and (y) a copy of an order of the such court, certified as accurate and complete by the clerk of the such court (the "Stay Order"), stating that the Disbursement Order has been stayed, reversed, vacated or otherwise rendered without present legal force and effect; or

     (ii) (x) written notice signed by Class Counsel or such Contributing Defendant, as the case may be, stating that it has filed in good faith an application (the "Stay Application") with the Court, the Third District Court of Appeal of Florida, the Florida Supreme Court or the United States Supreme Court seeking to stay the Disbursement Order (or an order with respect to a prior application to stay, reverse, vacate or otherwise render without legal force and effect the Disbursement Order), and the Stay Application has not yet been ruled upon by the court in which it was filed and (y) a copy of the pleading(s) that it caused to be filed with such court to make the Stay Application.

A Protest shall be deemed no longer in effect for purposes of this Agreement with respect to a disbursement from an Account if:

     (A) Class Counsel or the Relevant Contributing Defendant has provided to the Escrow Agent

     (1) a written notice signed by Class Counsel or such Contributing Defendant, as the case may be, stating that the Disbursement Order is not currently stayed and is in force and effect; and

     (2) either

   (X) if such Protest resulted from a Stay Order, a copy of an order of the Court, the Third District Court of Appeal of Florida, the Florida Supreme Court or the United States Supreme Court, certified as accurate and complete by the clerk of the court that issued such order, stating that the Stay Order has been stayed, reversed, vacated or otherwise rendered without legal force and effect, or

   (Y) if such Protest resulted from a Stay Application, a copy of an order issued by the court with which such Stay Application was filed, certified as accurate and complete by the clerk of such court, stating that the Stay Application has been ruled upon and that the Disbursement Order has not been stayed; and

     (B) fifteen Business Days have elapsed since the receipt by the Escrow Agent of the documents described in clause (A) of this Section 6(f) and no further Protest has become effective by virtue of the delivery of additional documents described in clause (i) or (ii) of this
Section 6(f).

Any disbursement that has been delayed as a result of a Protest shall be made by the Escrow Agent as soon as practicable when no Protest is effective with respect to such disbursement.

     (g) On the first Business Day following any disbursement pursuant to
Section 5 or 6, the Escrow Agent shall deliver to each Contributing Defendant and Class Counsel in accordance with the notice provisions of Section 13(k), a written statement showing the amount disbursed, the date of such disbursement, the payee of the disbursed funds and, if applicable, a copy of the Order or written instructions or notice pursuant to the terms of which such disbursement was made.

     (h) In the event that the Escrow Agent fails to receive in writing a copy of any Order or any written instructions or notice described in this Section 6, the Escrow Agent shall be fully protected in refraining from taking any action that would otherwise be required by such Section until such time as a copy in writing of such Order, instructions and/or notice is provided to the Escrow Agent.

     SECTION 7. Compensation.  (a) In consideration of its services
                ------------
hereunder, the Escrow Agent shall be entitled to be paid the fees and reimbursed for the expenses set forth on Exhibit 7.

The Escrow Agent shall be entitled to withdraw from the Income in Account A
70.450 %, Account B 28.180 % and Account C 1.370 % of the amounts payable to it pursuant to this Section 7(a) and Section 12(b).

     (b) The Contributing Defendants shall be jointly and severally liable, and shall reimburse the Escrow Agent upon demand for, all fees and expenses payable or reimbursable to it in connection with this Agreement that it does not collect from Income as contemplated by Section 7(a), including amounts to which it is entitled in accordance with Section 12(b).

     SECTION 8. Method of Holding Class Deposited Funds; Funds Transfers.
                --------------------------------------------------------
(a) Class Deposited Funds and investments made therewith shall be held by the Escrow Agent either directly or through the Federal Reserve/Treasury Book-Entry System for United States and federal agency securities (the "Book-Entry System"), The Depository Trust Company ("DTC") or another depository trust company or clearing corporation, in each case as may be deemed appropriate by the Escrow Agent. The Escrow Agent shall have no responsibility for the actions or omissions to act of the Book-Entry System, DTC or any other depository or clearing corporation reasonably selected by it.

     (b) Unless otherwise specified, all transfers of funds contemplated by this Agreement (including deposits to, and disbursements and withdrawals from, an Account) shall be effected by wire transfer of immediately available funds to (i) in the case of a transfer to the Escrow Agent, the account specified in
Exhibit 3(a), (ii) in the case of a transfer for the benefit of the Class, the registry of the Court or such bank escrow account as may be specified in written instructions to the Escrow Agent from Class Counsel and (iii) in the case of a transfer to any Contributing Defendant, an account specified in written instructions to the Escrow Agent from such Contributing Defendant.

     SECTION 9. Duties and Liabilities of Escrow Agent.  (a)  The Escrow Agent
                --------------------------------------
shall have no duty or obligation hereunder other than to take such specific actions as are required of it from time to time under the provisions of this Escrow Agreement, and it shall incur no liability hereunder or in connection herewith for anything whatsoever other than any liability resulting from its own gross negligence and willful misconduct. The Escrow Agent shall not be bound in any way by any agreement or contract among the Class and the Contributing Defendants (whether or not the Escrow Agent has knowledge thereof) other than this Escrow Agreement, and the duties and responsibilities of the Escrow Agent shall be the duties and obligations specifically set forth in this Escrow Agreement.

     (b) The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice or instruction furnished to it hereunder appearing on its face to have been sent by a person or persons entitled hereunder to deliver such notice and reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. In the administration of the Escrow, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other professional persons to be selected and retained by it. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its reasonable opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action other than investment and reinvestment in accordance with Section 4 and its sole obligation shall be to keep safely and invest in accordance with
Section 4 all property held in escrow until it shall be directed otherwise in writing by all of the other parties to this Agreement or by a final order or judgment of the Court.

     (c) The Escrow Agent shall provide monthly statements for each Account to Class Counsel and the Relevant Contributing Defendant, which statements shall identify all transactions, transfers or holdings of Class Deposited Funds in such Account.

     SECTION 10. Indemnification.  The Class and the Contributing Defendants,
                 ---------------
jointly and severally, shall be liable for and shall reimburse and indemnify the Escrow Agent (and any predecessor Escrow Agent) and hold the Escrow Agent harmless from and against any and all claims, losses, actions, liabilities, costs, damages and reasonable expenses (including reasonable attorneys' fees and expenses) (collectively "Losses") arising from or in connection with the performance of its obligations under this Agreement; provided, however, that
                                                     --------  -------
nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its own gross negligence or own willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits). This
Section 10 shall survive the termination of this Escrow Agreement or the removal of the Escrow Agent.

     SECTION 11. Replacement of Escrow Agent.  (a) The Escrow Agent may
                 ---------------------------
resign at any time by giving not less than 30 Business Days prior written notice thereof to Class Counsel and all of the Contributing Defendants, and may be terminated at any time by not less than 30 Business Days prior written notice to the Escrow Agent from Class Counsel and all of the Contributing Defendants, but such resignation or termination shall not become effective until a successor Escrow Agent shall have been appointed and shall have accepted such appointment in writing. The successor Escrow Agent shall be selected by the Contributing Defendants from among the following institutions:
Citibank, N.A.; The Chase Manhattan Bank; Credit Suisse First Boston; and Deutsche Bank Bankers Trust. If none of the institutions listed above agrees to serve as successor Escrow Agent on substantially the same terms as set forth in this Agreement (including, without limitation, the provisions of Section 13(b)), then the Contributing Defendants shall select another banking or trust institution to serve as successor Escrow Agent that will so agree. The identity of such other banking or trust institution shall be subject to the consent of Class Counsel, which consent shall not be unreasonably withheld. If an instrument of acceptance by a successor Escrow Agent shall not have been delivered to the resigning Escrow Agent within 90 days after the giving of such notice of resignation or termination, the resigning or terminated Escrow Agent may, at the expense of the Contributing Defendants, petition the Court for the appointment of a successor Escrow Agent.

     (b) Upon receipt of an instrument of acceptance by a successor Escrow Agent, the resigning or terminated Escrow Agent shall deliver the Class Deposited Funds then held hereunder to the successor Escrow Agent whereupon the resigning or terminated Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

     SECTION 12. Ownership of Class Deposited Funds; Taxes.  (a) The Escrow
                 -----------------------------------------
Agent does not have any beneficial interest in the Class Deposited Funds but is serving as escrow holder only and has only possession thereof. Subject to
Section 7(a), the Escrow Agent acknowledges that it shall not be entitled to set off against any funds in, or payable from, any Account to satisfy any liability of the Class or any Contributing Defendant.

     (b) The Escrow Agent shall be entitled to be reimbursed in accordance with Section 7 for any transfer taxes or other taxes relating to the Class Deposited Funds incurred by the Escrow Agent in connection herewith. Any payments of income from this Escrow shall be subject to withholding regulations then in force with respect to United States taxes. The Contributing Defendants will provide the Escrow Agent, upon request, with appropriate W-9 forms for tax I.D. number certifications, or W-8 forms for non-resident alien certifications. The Escrow Agent shall comply with all applicable tax filing, payment and reporting requirements made known to it by Class Counsel or any Contributing Defendant. This Section 12 shall survive notwithstanding any termination of this Agreement or the resignation or termination of the Escrow Agent.

     SECTION 13. Miscellaneous.
                 -------------

     (a) No Third Party Beneficiaries.  This Agreement is for the exclusive
         ----------------------------
benefit of the parties hereto and their respective permitted successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

     (b) Governing Law and Jurisdiction.  This Agreement is to be governed by,
         ------------------------------
and interpreted, construed, enforced and administered in accordance with, the internal substantive laws (and not the choice of law rules) of the State of Florida. The parties agree that the Court shall have exclusive subject-matter jurisdiction over disputes arising out of this Escrow Agreement, and submit to the jurisdiction of the Court solely for resolution of such disputes.

     (c) Amendment.  Except as otherwise provided for or permitted herein,
         --------
this Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

     (d) No Waiver.  The rights and remedies conferred upon the parties hereto
         ---------
shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

     (e) Representations and Warranties.  Each party hereby represents and
         ------------------------------
warrants (i) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Agreement does not and will not violate any applicable law or regulation.

     (f) Entire Agreement.  This Agreement shall constitute the entire
         ----------------
agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

     (g) Termination.  This Agreement shall terminate upon the distribution of
         -----------
all funds from the Accounts.

     (h) Headings; References.  The headings contained in this Agreement are
         --------------------
for convenience of reference only and shall have no effect on the interpretation or operation hereof. Unless otherwise specified, references in this Agreement to Sections and Exhibits refer to Sections of and Exhibits to this Agreement.

     (i) Counterparts.  This Agreement may be executed by each of the parties
         ------------
hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

     (j) No Assignment; Successors.  No party hereto may assign any of its
         -------------------------
rights or obligations under this Agreement without the written consent of the other parties hereto. Any corporation into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any corporation succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

     (k) Notices.  Notices, instructions or other communications hereunder
         -------
shall be in writing and shall be given to parties at the addresses set forth below (or to such other address as may be substituted therefor by written notification in accordance with the provisions hereof), and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or sent by facsimile (with a confirmatory copy sent by overnight courier). All notices, directions, instructions and other communications given to the Escrow Agent (i) under any of subsections (a) through (f) of Section 6 must contain the original signatures of at least (x) in the case of a communication from Class Counsel, both Class Counsel and (y) in the case of a communication from a Contributing Defendant, two of the Authorized Officers of such Contributing Defendant, and (ii) any other provision of this Agreement must contain the signature (which may be transmitted by facsimile) of at least
(x) in the case of a communication from Class Counsel, one Class Counsel and
(y) in the case of a communication from a Contributing Defendant, one Authorized Officer of such Contributing Defendant. Whenever the Class, Class Counsel or any Contributing Defendant provides any written notice, instruction or other communication to the Escrow Agent (other than an instruction under Section 4(d)), such providing party shall contemporaneously deliver personally, by overnight courier or by facsimile to all other parties a copy of such written notice, instruction or other communication (including copies of all accompanying Orders and other supporting documents). The Escrow Agent shall deliver personally, by overnight courier or by facsimile to all other parties, within one Business Day of its receipt thereof, copies of all written notices, instructions and other communications (including all accompanying Orders and other supporting documents) provided to it by the Class, Class Counsel or any Contributing Defendant (other than instructions under Section 4(d)). All notices to or from the Class shall be given to or from Class Counsel on behalf of the Class. Notices, instructions and other communications shall be sent:

If to the Class:

     Stanley M. Rosenblatt
     Stanley M. Rosenblatt, P.A.
     12th Floor - Concord Building
     66 West Flagler Street
     Miami, FL 33130
     Telephone:  305-374-6131
     Facsimile:  305-381-8818

If to Philip Morris:

     Denise F. Keane
     Senior Vice President and General Counsel
     Philip Morris Incorporated
     120 Park Avenue - 9th Floor
     New York, NY 10017-5592
     Telephone:  917-663-3076
     Facsimile:  917-663-5473

          with a copy to:

     Meyer G. Koplow
     Wachtell, Lipton, Rosen & Katz
     51 West 52nd Street
     New York, NY 10019-6150
     Telephone:  212-403-1224
     Facsimile:  212-403-2224

If to Lorillard:

     Thomas Staab
     Chief Financial Officer
     Lorillard Tobacco Co.
     714 Green Valley Road
     Greensboro, NC 27404
     Telephone:  336-335-7126
     Facsimile:  336-335-7467

If to Liggett:

     John R. Long
     Vice President and General Counsel
     Liggett Group Inc.
     100 Maple Lane
     Mebane, North Carolina 27302-8160
     Telephone:  919-304-7750
     Facsimile:  919-304-7839

If to the Escrow Agent:

     The Bank of New York
     Stephen M. Bruce
     Assistant Vice President
     Corporate Trust Division
     101 Barclay Street, 7th Floor West
     New York, NY 10286
     Telephone:  212-815-7164
     Facsimile:  212-815-7181

     (l) Business Day Convention.  Whenever under the terms hereof the time
         -----------------------
for giving a notice or performing an act falls upon a day that is not a Business Day, such time shall be extended to the next Business Day.

     (m) Proportionate Payments.  All payments to be made or expenses to be
         ----------------------
borne by the Contributing Defendants on a joint or collective basis shall be allocated among the Contributing Defendants in the following proportions:
Philip Morris 70.450%; Lorillard 28.180%; and Liggett 1.370%. Each Contributing Defendant that pays or bears more than its proportionate share of any payment or expense shall be entitled to reimbursement of such excess from each other Contributing Defendant to the extent that such other Contributing Defendant did not pay or bear its proportionate share of such payment or expense.

     IN WITNESS WHEREOF, each of the parties have caused this Escrow Agreement to be executed as of the day and year first written above.

CLASS


By:   Stanley M. Rosenblatt
    ------------------------
Name: Stanley M. Rosenblatt
Title:  Class Counsel


By:   Susan Rosenblatt
    ------------------------
Name: Susan Rosenblatt
Title:  Class Counsel


PHILIP MORRIS INCORPORATED


By:    Denise F. Keane
    ------------------------
Name:  Denise F. Keane
Title: Senior Vice President and General
Counsel


LORILLARD TOBACCO CO.


By:    Ronald S. Milstein
    ------------------------
Name:  Ronald S. Milstein
Title:  Vice-President and General Counsel


LIGGETT GROUP INC.


By:    John R. Long
    ------------------------
Name:  John R. Long
Title:  Vice President and General Counsel


THE BANK OF NEW YORK, as Escrow Agent


By:    Stephen M. Bruce
    ------------------------
Name:  Stephen M. Bruce
Title:  Assistant Vice President


SIGNATURE PAGE TO ESCROW AGREEMENT (FIRST) DATED AS OF MAY 16, 2001

                                   EXHIBIT 2


                        Form of Authorization Certificate
                        ---------------------------------


                          AUTHORIZATION CERTIFICATE


     The undersigned hereby certifies to THE BANK OF NEW YORK (the "Escrow Agent") that [he/she] is the [Assistant] Secretary of [Name of Contributing Defendant] (the "Contributing Defendant"), that [he/she] is authorized to execute and deliver this authorization certificate on behalf of the Contributing Defendant, and that the persons identified below are authorized to sign notices, instructions and other communications on behalf of the Contributing Defendant under the Escrow Agreement (First) dated as of May 16, 2001 to which the Escrow Agent and the Contributing Defendant are parties:

          Name                       Title                     Signature

-----------------------    -----------------------     -----------------------

-----------------------    -----------------------     -----------------------

-----------------------    -----------------------     -----------------------


     IN WITNESS WHEREOF the undersigned has executed this authorization
certificate on         , 20  .
               --------    --


                                                       -----------------------
                                                       [Name and Title]

                                     EXHIBIT 3(a)

                           Escrow Agent Account Information
                           --------------------------------


ACCOUNT A

     BK OF NYC
     ABA #021 000 018
     A/C # [Number omitted]
     F/F/C A/C #: [Number omitted]
     F/F/C A/C NAME: PHILIP MORRIS ESCROW AGREEMENT (FIRST) A


ACCOUNT B

     BK OF NYC
     ABA #021 000 018
     A/C # [Number omitted]
     F/F/C A/C #: [Number omitted]
     F/F/C A/C NAME: LORILLARD ESCROW AGREEMENT (FIRST) B

ACCOUNT C

     BK OF NYC
     ABA #021 000 018
     A/C # [Number omitted]
     F/F/C A/C #: [Number omitted]
     F/F/C A/C NAME: LIGGETT ESCROW AGREEMENT (FIRST) C

                                     EXHIBIT 7


                        Escrow Agent Compensation Schedule
                        ----------------------------------

Acceptance Fee . . . . . . . . . . . . . . . . . . . . . . . . .        waived
This one time fee is payable upon closing date and includes:
[ ]  Review of Agreement and supporting documents
[ ]  Establishment of accounts

Annual Administration Fee, per agreement . . . . . . . . . . . .       $10,000
If funds invested in approved money market funds . . . . . . . .        waived
This fee is not subject to pro-ration and is payable upon closing and on each anniversary date and includes:
[ ]  Monitoring of accounts
[ ]  Reporting

Activity Fees

[ ]  Outgoing Wire Transfer/Checks, each . . . . . . . . . . . .       $25
     (waived if funds invested in approved money market funds)
[ ]  Per Investment, each trade . . . . . . . . . . . . . . . .        $25
For each directed investment purchase/sale other than The Bank of New York Cash Reserve and approved money market funds

Out-of-Pocket Expenses  . . . . . . . . . . . . . . . . . . . .         waived

External Counsel Fees

Counsel fees incurred up to closing will be waived. The Bank of New York will be entitled to reimbursement, not to exceed $25,000 per annum, at cost for any reasonable out-of-pocket post-closing external counsel fees incurred by the Bank in connection with the performance of its duties under the Agreement.

Miscellaneous Services . . . . . . . . . . . . . . . . . . . .          waived